Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent events	Subsequent events
PES disposal
On September 30, 2022, Seadrill entered into share purchase agreements under which it would sell its entire 35% shareholding in Paratus Energy Services Ltd. (formerly Seadrill New Finance Limited) (“PES”) and certain other interests (the “PES Sale”). PES is the entity through which investments in the SeaMex Group, Seabras Sapura, and Archer Ltd are held. The sale closed on February 24, 2023.
Termination of MSAs
In connection with the disposal of our entire 35% shareholding in Paratus Energy Services Ltd, on March 14, 2023, we provided each of PES and SeaMex Holdings with a termination notice regarding (i) the Paratus MSA and (ii) the SeaMex MSA, respectively. The Paratus MSA will terminate effective July 12, 2023; and the SeaMex MSA will terminate effective September 10, 2023. We do not believe these terminations will have a material effect on the financial condition of the Company.
SFL Hercules Ltd
On March 5, 2023, Seadrill was served with a claim from SFL Hercules Ltd., filed in the Oslo District Court in Norway, relating to our redelivery of the rig West Hercules to SFL in December 2022. In its petition, SFL claims that the rig was not redelivered in the condition required under our contract with SFL and seeks damages in the amount of approximately NOK300 million (approximately $28 million). We are currently assessing the claim and intend to vigorously defend our position. At this time, we are unable to determine an amount or range of possible loss, if any.
Sonadrill fees claim
In March 2023, Seadrill was served with a claim from an individual (the “Claimant”) filed in the High Court of Justice, Business and Property Courts of England and Wales, King’s Bench Division, Commercial Court. The Claimant alleges breach of contract and unjust enrichment damages of approximately $72 million related to an alleged failure by the Company to pay the Claimant a fee for services in arranging the Sonadrill joint venture. We do not believe that the Claimant is entitled to the fee claimed and intend to vigorously defend our position. At this time, we are unable to determine an amount or range of possible loss, if any.
Aquadrill acquisition
On December 22, 2022, Seadrill entered into the Agreement and Plan of Merger (the “Merger Agreement”) by and among Seadrill, Aquadrill (formerly Seadrill Partners) and Seadrill Merger Sub, LLC, a Marshall Islands limited liability company (“Merger Sub”), pursuant to which Merger Sub merged with and into Aquadrill, with Aquadrill surviving the merger as a wholly owned subsidiary of Seadrill (the “Merger”). On April 3, 2023 (the “Closing Date”), Seadrill completed the Merger. In connection with the Merger, Seadrill issued approximately 29.9 million Shares to Aquadrill unitholders and equity award holders, as well as the Chief Executive Officer of Aquadrill, representing approximately 37% of the post-Merger issued and outstanding Shares.

As a result of the Merger, Seadrill acquired Aquadrill’s four drillships, one semi-submersible and three tender-assist units. As of the date of this report, Seadrill (i) owns 12 floaters (including seven 7th generation drillships, three 6th generation drillships, and two benign environment semi-submersible units), three harsh environment rigs, four benign jackups and three tender-assisted rigs and (ii) manages seven additional rigs under management service arrangements with Sonadrill and SeaMex. See “Termination of MSAs” above.

As previously disclosed, the Board of Directors viewed the following factors, among others, as generally favorable in its determination and approval of the Merger: (A) the combined company is expected to (i) be in a position to serve a broader range of customers, (ii) have a more substantial presence in the offshore drilling market, (iii) take on Aquadrill drilling units without taking on a substantial cost structure, (iv) have a diversified portfolio of contract coverage and (v) given the extensive history between Aquadrill and Seadrill, be positioned to rapidly integrate the two businesses, and (B) the Seadrill management team’s familiarity with the business, assets and competitive position of Aquadrill.

The Merger will be accounted for as a business combination under the acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) Topic 805, Business Combinations, with Seadrill anticipated to be the accounting acquirer. Under this method, the purchase consideration in the Merger will reflect the Shares issued in connection with the Merger, as described above. The issuance of these Shares was recorded at a fair value of $1.2 billion on the Closing Date, measured with reference to Seadrill’s closing Share price of $41.6 on that day. Concurrently, the assets acquired, and liabilities assumed, were recorded on Seadrill’s consolidated balance sheet at their respective fair values. Any difference between the fair value of consideration issued and the fair value of assets acquired, and liabilities assumed, will be recorded as goodwill or a bargain purchase gain. Following the Closing Date, Seadrill will reflect the results, cashflows, and financial position of Aquadrill through its financial statements.

Due to the proximity of the Closing Date to the issuance of this report, management has not yet completed a fair value assessment of the identified assets acquired, and liabilities assumed, of Aquadrill at the Closing Date. Accordingly, no estimate is currently made for any goodwill or bargain purchase gain that may be recognized in connection with the Merger.

Prepayments under second lien facility
On February 10, 2023, Seadrill made a voluntary prepayment of $118 million under its secured second lien debt facility. The payment was comprised of $110 million in debt principal, $6 million in exit fee, and $2 million in accrued interest.
On March 15, 2023, Seadrill made a further voluntary prepayment of $44 million under its secured second lien debt facility. The payment was comprised of $40 million in debt principal, $2 million in exit fee, and $2 million in accrued interest.
As such, in total, post period Seadrill made prepayments under its second lien debt facility of $162 million, including $150 million in debt principal.